EXHIBIT 10.2

                        RELEASE AND SETTLEMENT AGREEMENT
                        --------------------------------


This Release and Settlement Agreement ("Settlement Agreement") is made and entered into effective as of November 1, 1997, by and between U.S. Wireless
Data,  Inc,  (a  Colorado  Company)  2200 Powell  Street,  Emeryville,  CA 94608
(referred to as "Company"), and entrenet Group, LLC, 5213 El Mercado Parkway, Suite D, Santa Rosa, California 95403 (referred to as "entrenet").


RECITALS
--------

A. Company and entrenet entered into a Engagement Agreement dated June 3, 1997, whereby entrenet agreed to perform certain services for Company (hereinafter referred to as the "Engagement Agreement").

B. Disputes as to the amounts due to entrenet by Company under the Engagement Agreement as well as disputes regarding Convertible Notes and warrants for the acquisition of stock in Company pursuant to the Engagement have arisen between Company, and entrenet (the "Disputes").

C. The purpose of this Settlement Agreement is to provide an agreement that will resolve all Disputes between the interested parties.

D. The parties have attempted to negotiate a resolution of these Disputes which, if not resolved, would likely have resulted in arbitration and/or litigation.

E. The parties have now agreed to settle the Disputes. The settlement allows the parties to avoid substantial expenditures, the burden of further negotiations, and the likelihood of arbitration or litigation, all on the terms and conditions set forth below.


AGREEMENT
---------

NOW, THEREFORE, in consideration of the payments, mutual covenants, warranties and representations set forth below, the parties hereto do hereby agree to settle the Disputes among them on the following terms and conditions:

     1. Acknowledged Amount Owed. The parties acknowledge and agree that the entire amount due under the Engagement Agreement from Company to entrenet is $150,000 in the form of a 10% Convertible Subordinated Note due June 2, 1998 and $40,000 in the form of 280,000 shares of Common Stock of the Company to which entrenet acquired a binding fully vested and unconditional contractual right as of July 25, 1997 (collectively referred to as the "Debt"). Share certificates representing such Common Stock shall be delivered to entrenet (See * below). Payment of the Debt will result in full payment and full satisfaction of all amounts and obligations due entrenet from Company under the Engagement Agreement.

(*) as soon as practicable following approval of the proposed increase in Common Stock which will be submitted to shareholders at the Company's next Annual Meeting of Shareholders.

                                 Initial:  entrenet /s/ JB     Company /s/ EK
                                                    --------         ----------

         2. The Corporation's Obligation to Register. If the Corporation at any time proposes to initiate a registration of its securities under the Securities Act of 1933, as amended (the "Securities Act") and thereafter to register any of its securities under the Securities Act (other than a registration effected solely to implement an employee benefit plan, a transaction to which Rule 145 of the Commission is applicable or any other form or type of registration in which Registrable Securities cannot be included pursuant to Commission rule or practice), it will give written notice to entrenet of its intention to do so. If such registration is proposed to be on a form which permits inclusion of the Stock issued to entrenet pursuant to this Settlement Agreement or the Stock underlying the conversion of this Note issued to entrenet pursuant to this Settlement Agreement, upon the written request from any Holder within 20 days after transmittal by the Corporation to the Holder of such notice, the Corporation will, subject to the limits contained in this Section, use its best efforts to cause all such Stock underlying the conversion of this Note to be registered under the Securities Act and qualified for sale under any relevant state blue sky law, all to the extent requisite to permit such sale or other disposition by Holder of the Stock so registered. Notwithstanding any other provision of this Section, if the underwriter managing such registration notifies the Holder in writing that market or economic conditions limit the amount of securities which may reasonably be expected to be sold, Holder will at a minimum be allowed to register their Stock pro rata based on the ratio of the total number of shares of Stock to be offered for sale by the Corporation to the total shares outstanding just prior to the offering. The Corporation and entrenet will enter into a customary registration agreement setting forth the terms of such registration at the time the Corporation proposes to register any shares for entrenet.

         3. Termination of Engagement Agreement. Upon execution of this Settlement Agreement by all parties, the Engagement Agreement shall be deemed terminated and void as of the effective date of this Settlement Agreement. Thereafter, no party shall have any further obligation or liability, whether accrued or potentially to accrue under the Engagement Agreement, including but not limited to any further obligation by Company to entrenet or its affiliates for (i) the payment of any monies to entrenet under the Engagement Agreement or
(ii) the issuance of any Company equity.

         4. Mutual Release. Except for the provisions of this Settlement Agreement, all parties to this Agreement on behalf of their representatives, agents, servants, employees, heirs, successors, administrators, executors, attorneys, co-partners, co-venturers, insurers, stockholders, predecessors, officers, directors, shareholders and assigns, hereby forever releases and discharges all other parties to this Agreement and each of their representatives, agents, servants, employees, officers, administrators, executors, co-partners, co-venturers, directors, shareholders, partners, heirs, successors, assigns, insurers, predecessors, and attorneys of and from any and all present and future obligations (accrued or unaccrued), claims, demands, actions, causes of actions, debts, liabilities, agreements, or losses of any type, whether known or unknown, suspected or unsuspected, fixed or contingent, which have arisen or may hereafter arise out of or are in any way connected with any of the following: any claim to monies owed by or equity ownership or rights to acquire equity ownership in Company, the Engagement Agreement, and the Disputes (collectively, the "Released Claims").

         5. No Disparagement and Covenant Not to Sue. All parties to this Agreement shall refrain from making any public statements or statements to third parties which demean any of the other parties to this Agreement or which call into question the ethics or competence of any of the other parties to this Agreement. All parties to this Agreement covenant and agree never to commence, voluntarily aid in any way or prosecute or participate in any way in any action or proceeding based upon the Released Claims. If any such action or proceeding is commenced, this Release may be pleaded as a full and complete defense thereto and/or such conduct shall be deemed a breach of this agreement.

                                 Initial:  entrenet /s/ JB     Company /s/ EK
                                                    --------         ----------

         6. Section 1542. All parties to this Agreement agree that the waivers and releases provided for in this Settlement Agreement shall be effective as a full and final release of and from all matters set forth in this Settlement Agreement, and, in furtherance of this intention, each party hereby acknowledges and agrees that it is familiar with and has been advised by legal counsel concerning the legal effect of California Civil Code Section 1542, which provides as follows:

         A general release does not extend to claims that the creditor does not know or suspect to exist in his favor at the time of executing this release, which if known by him, must have materially affected his settlement to debtor.

         7. Advice of Counsel. All parties to this Agreement being aware of, and having been advised by legal counsel as to the significance and legal effect of
Section 1542 of the California Civil Code, hereby expressly waives and relinquishes any and all rights and benefits it may have thereunder or under any other statute or common law principle of similar effect with respect to the waiver and release provided for in this Settlement Agreement.

         8. Unknown Facts. All parties to this Agreement hereby further acknowledge that they are aware that they may hereafter discover facts in addition to or different from those which they now know or believe to be true with respect to the subject matter of this Release, but they agree that it is each party's intention fully, finally, and forever to settle and release all of the matters which are the subject of the waiver and release provided for herein, notwithstanding the discovery hereafter of any additional or different facts existing as of the date of this Settlement Agreement.

         9. Affirmative Covenants. Upon execution of this Agreement by all parties, or in accordance with Paragraph 1, Company shall deliver 280,000 shares of the Company's Common Stock and a note in the amount of $150,000 in the form attached as Exhibit 1, collectively as full payment and satisfaction for all obligations under the Engagement Agreement. Payment of the 280,000 shares shall be evidenced by the issuance of an IRS Form W-9 in the amount of $40,000 for the 1997 Calendar Year. Upon payment of the Note in cash or common stock of the Company as a result of conversion, the Company will issue an IRS Form W-9 in the amount of $150,000 plus accrued interest for the Calendar Year in which the payment is made.

         10. Availability of Information. entrenet hereby acknowledge that the Company has made available to us the opportunity to ask questions of, and receive representations from, management of the Company, concerning the business and current condition of the Company, and to obtain any additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information provided by the Company.

         11. entrenet Representations and Warranties. entrenet represent and warrant to the Company (and understand that it is relying upon the accuracy and completeness of such representations and warranties in connection with the availability of an exemption for the offer and sale of the shares, the promissory note, and the shares underlying the promissory note (hereafter the "Securities"), from the registration requirements of applicable federal and state securities laws) that:

                                 Initial:  entrenet /s/ JB     Company /s/ EK
                                                    --------         ----------

                  a. entrenet understands that entrenet must bear the economic risk of this investment for an indefinite period of time; that the Securities have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or any state securities laws and, therefore, cannot be resold unless they are subsequently registered under the 1933 Act and applicable state securities laws or unless an exemption from such registration is available; that entrenet may not resell or otherwise dispose of all or any part of the Securities, except as permitted by law, including, without limitation, any and all applicable provisions of this Agreement and any regulations under the 1933 Act and applicable state securities laws; that the Company will restrict the transfer of the Securities in accordance with the representations contained in this paragraph; that except as otherwise provided herein, the Company does not have any present intention of registering the Securities under the 1933 Act or of supplying the information which may be necessary to enable us to sell any of the Securities; and that Rule 144 under the 1933 Act may not be available as a basis for exemption from registration of any of the shares of Common Stock issuable hereunder or upon conversion of the promissory note.

                  b. entrenet agrees that any certificate representing the Securities or any component thereof will contain and be endorsed with the following, or a substantially equivalent, legend:

                  "The Securities represented by this Certificate have not been registered under the Securities Act of 1933 (the "Act"), and are "Restricted Securities" as that term is defined in Rule 144 under the Act. The Securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company."

                  c. entrenet is the only party in interest with respect to this Agreement, and entrenet is acquiring the Securities for investment for our own account for long-term investment only, and not with an intent to resell, fractionalize, divide or re-distribute all or any part of the Securities to any other person.

                  d. entrenet is California Limited Liability Company whose members are all U.S. Corporations or individuals that are at least 21 years old and a citizen of the United States. entrenet has such knowledge and experience in financial and business matters that entrenet is fully capable of evaluating the merits and risks of the prospective investment.

                  e. entrenet acknowledge that the securities offered involve a high degree of risk and that purchase of the Securities should be only by persons who can afford to sustain a total loss of their investment.

                  f. entrenet has consulted with our attorney, accountant or investment adviser with respect to the investment contemplated hereby and its suitability for us to the extent that entrenet have deemed necessary.
                                       4

                                 Initial:  entrenet /s/ JB     Company /s/ EK
                                                    --------         ----------

                  g. entrenet has adequate means of providing for our current needs and personal contingencies and has no need for liquidity in connection with this investment. entrenet has the financial ability to bear the economic risk of this investment.

                  h. entrenet's overall commitment to investments, which are not readily marketable, is not disproportionate to its net worth, and its investment in the Company will not cause such overall commitment to become excessive.

                  i. entrenet has evaluated the risks of investing in securities described herein, and has determined that the Securities are a suitable investment for it.



         1. Mutual Warranties and Representations. Each of the parties hereto represents and warrants that:

                  a. It has the right and authority to enter into and execute this Settlement Agreement;

                  b.  It  has  not  sold,   assigned,   transferred,   conveyed,
         hypothecated, encumbered or otherwise disposed of any of its rights hereunder;

                  c. It has been represented by independent legal counsel of its own choice in connection with the negotiation and execution of this Settlement Agreement and has had adequate opportunity to undertake whatever due diligence or investigation it deemed necessary to enter into this Settlement Agreement; and

                  d. It has not commenced any litigation pending with respect to the facts, circumstances, matters or events which are the subject matter hereof except as expressly disclosed herein, and it has not pledged said rights as security for the performance of any obligation or otherwise encumbered said rights.

         2. No Admission of Liability. Nothing in this Settlement Agreement constitutes an admission of liability, responsibility or the merit or lack of merit of any claim or defense on the part of entrenet or the Company.

         3.      Miscellaneous.

                  a. Additional Documents. Each of the parties agrees to execute and deliver, at the request of the other parties, any and all other documents or other written instruments as may be reasonably necessary to effectuate this Settlement Agreement.

                  b. Applicable Law. This Settlement Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts between California residents entered into and to be performed entirely within the State of California.

                  c. Attorneys' Fees Costs/Breaches. In the event either party hereto engages the services of an attorney to bring suit to enforce, interpret, or otherwise construe the whole or any part of this Agreement, or for damages on account of any breach of covenant contained herein, or to quiet title, or to enforce any other claim or cause of action arising out of the circumstances surrounding the

                                       5
                                 Initial:  entrenet /s/ JB     Company /s/ EK
                                                    --------         ----------
        execution  of  this  Agreement,   the  prevailing  party  in  any  such
         litigation shall be entitled to recover from the other, reasonable attorneys fees and costs incurred therein as part of any judgment awarded by the court in which such litigation is determined.

                  d. Counterparts. This Settlement Agreement may be executed in separate counterparts, each of which may be executed by less than all of the parties, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

                  e.  Descriptive   Headings.   The  headings  used  herein  are
         descriptive only and for the convenience of identifying provisions, and are not determinative of the meaning or effect of any such provisions.

                  f. Entire Agreement. This Settlement Agreement constitutes the entire agreement and understanding between the parties with respect to the subject matters herein and therein, and shall supersede and replace any prior agreements and understandings, whether oral or written, by and among them with respect to such matters. The provisions of this Settlement Agreement may be waived, altered, amended or repealed in whole or in part only upon the written consent of all parties to this Settlement Agreement.

                  g. Notices. All notices, requests, demands, instructions or other communications required or permitted to be given under this Settlement Agreement shall be in writing and directed to the parties at the address set forth below. Such communications shall be deemed to have been received upon delivery, if delivered personally. If given by prepaid telegram, or if mailed first-class, postage prepaid, or if mailed by registered or certified mail, return receipt requested, such communications shall be deemed to have been received seventy-two (72) hours after such dispatch. Either party hereto may change the address to which such communications are to be directed by giving written notice to the other party hereto of such change in the manner above provided.



           IF for Company:                      IF for entrenet:
           ---------------                      ----------------
           U.S. Wireless Data, Inc.            entrenet Group, LLC
           Robert Robichaud                    Timothy F. Jaeger
           Chief Financial Officer             Chief Financial Officer
           2200 Powell Street, Suite 450       5213 El Mercado Parkway, Suite D
           Emeryville, CA 94608.               Santa Rosa, CA  95403


                  h. Severability. If for any reason any provision of this Settlement Agreement shall be determined to be invalid or inoperative, the validity and effect of the other provisions hereof shall not be affected thereby, provided that no such severability shall be effective if it causes a material detriment to any party.

                  i. Successors and Assigns. Subject to any provisions herein with regard to assignment, all covenants and agreements herein shall bind and inure to the benefit of the respective heirs, executors, administrators, successors and assigns of the parties hereto.

                  j. Survival. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery at this Settlement Agreement.
                                       6

                                 Initial:  entrenet /s/ JB     Company /s/ EK
                                                    --------         ----------

                 k. Construction. The parties hereto and their counsel have reviewed this Settlement Agreement and specifically agree that any rule of construction, to the effect that ambiguities are to be resolved against the drafting party, shall not apply to the interpretation of this Settlement Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Settlement Agreement effective as of the date first written above.

                                 Initial:  entrenet /s/ JB     Company /s/ EK
                                                    --------         ----------

CAUTION: THIS AGREEMENT CONTAINS A RELEASE.  READ BEFORE SIGNING.
-----------------------------------------------------------------


U.S. Wireless Data, Inc.                entrenet Group, LLC


By: /s/ Evon Kelly                 By: /s/  John Billington
   ------------------                  ----------------------
     Evon Kelly                         John Billington
     Chief Executive Officer            Vice President


Date Executed: 11-26-97           Date Executed: 11-26-97
               --------                          --------

                                Initial:  entrenet /s/ JB     Company /s/ EK
                                                    --------         ----------

                                    Exhibit 1
                                    ---------


THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING THIS NOTE AND/OR SUCH SECURITIES, OR THE HOLDER RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE NOTE AND/OR SUCH SECURITIES SATISFACTORY TO THE CORPORATION STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND THE QUALIFICATION REQUIREMENTS UNDER STATE LAW.



                            U.S. WIRELESS DATA, INC.

                        10%, UNSECURED and NONASSIGNABLE,

                    CONVERTIBLE SUBORDINATED PROMISSORY NOTE

                                DUE JUNE 2, 1998



$150,000                                                            June 3, 1997

1) Obligation. FOR VALUE RECEIVED, U.S. Wireless Data, Inc, a Colorado corporation (hereinafter called the "Corporation"), hereby promises to pay entrenet Group LLC (hereinafter called the "Holder") the principal sum of One Hundred Fifty Thousand Dollars ($150,000) payable in one payment of principal and all accrued interest due on June 2, 1998 (the "Payment Date"), unless earlier converted pursuant to the terms of this Debenture. Interest shall accrue on this Debenture at the rate of ten percent (10%) per annum (based on a 360-day year, 30-day month) until payment in full of principal.

2) Medium of Payment. The principal and interest on this promissory note (this "Note") are payable in lawful money of the United States of America at the Holder's address set forth below, or at such other address as the Holder hereof may from time to time designate to the Corporation in writing.

3) Prepayment. The Corporation may not prepay this Note in whole or in part at any time prior to due date of this Note.

                                        1
                                 Initial:  entrenet /s/ JB     Company /s/ EK
                                                    --------         ----------

4)   Subordination.

         a. Senior  Indebtedness.  The payment of principal and interest on this
     Note is subordinated to the prior payment in full of all Senior Indebtedness of the Corporation, whether outstanding on this date or thereafter. Senior Indebtedness is defined as the principal of, and premium and interest on, indebtedness of the Corporation for money borrowed from, or the payment of which has been guaranteed to, persons, firms or
     corporations  which  engage  in  lending  money,  including,   but  without
     limitation, banks, trust and charitable trusts, pension trusts, governmental lenders and other investing organizations, evidenced by notes or similar obligations.

         b.  Accelerated  Maturity.  If this Note is  declared  due and  payable before its express maturity because of the occurrence of an event of default as defined in this Note, the Holder will be entitled to payment only after there is first paid in full on the then outstanding Senior Indebtedness all principal and interest then due and payable by acceleration or otherwise, or after payment shall be provided for in a manner satisfactory to the holders of such Senior Indebtedness.

         c. No Reduction in Corporation's Obligations. No present or future holder of Senior Indebtedness will be prejudiced by the Holder's right to enforce this Note by any act or failure to act on the part of the Corporation. The provisions of this Section 4 are solely for the purpose of defining the relative rights of the holders of Senior Indebtedness on the one hand and the Holder of this Note on the other hand, and nothing in this Note will impair as between the Corporation and the Holder, the Corporation's obligation to pay to the Holder the principal and interest in accordance with its terms, nor will anything in this Note prevent the Holder from exercising all remedies otherwise permitted by applicable law upon default hereunder subject only to the rights, if any, under this Section of holders of Senior Indebtedness to receive cash, property or securities otherwise payable or deliverable to the Holder.

5)   Conversion.

         a. Timing. This Note is convertible into fully paid and nonassessable shares of the Corporation's Common Stock, at the option of the Holder, at any time and from time to time thereafter in whole or in part during the term of this Note. The Corporation agrees to reserve sufficient shares for issuance during the remaining term of this Note so as to be able to honor the exercise of the conversion privilege, subject to the Corporations increase in Common Stock to be presented at the next Shareholders' Meeting..

         b. Conversion Price. The Note shall be convertible into the Corporation's Common Stock at a price of fifty cents ($0.50) per share. The Conversion is payable by the cancellation of principal and any accrued interest on this Note.

          c. Notice of Conversion and Rights. In order to exercise the conversion privilege granted to the Holder of this Note, the Holder will surrender this Note to the
                                       2
                                 Initial:  entrenet /s/ JB     Company /s/ EK
                                                    --------         ----------

     Corporation with duly executed Notice of Conversion specifying the portion of the principal amount and any accrued and unpaid interest of the Note to be converted. If the Common Stock into which this Note is convertible is to be issued in a name or names other than that of the Holder, the Notice of Conversion must bear or be accompanied by proper endorsement or assignment of this Note. The Common Stock issued upon the conversion of this Note will not be entitled to any dividend declared upon such stock prior to the date of the receipt by the Corporation of such Notice of Conversion, and upon such conversion, the Holder will not be entitled to any interest on this Note not due and payable at or prior to the date such Notice of Conversion is received by the Corporation.

         d. Surrender and Cancellation of Note. This Note will be deemed to have been surrendered for conversion and converted at the close of business on the date on which it is received by the Corporation or a designated agent of the Corporation with the duly executed Notice of Conversion, and on such receipt, the Corporation will promptly issue and deliver to the person or persons entitled a certificate or certificates of its Common Stock evidencing the number of shares into which this Note will have been converted, together with a new Note representing the unconverted and unredeemed portion, if any, of the Note so converted. The new Note shall be payable to the Holder and dated as of the date to which interest has been paid on the converted Note. Such new Note shall otherwise be identical to the converted Note. The Corporation will then cancel this Note. Only whole shares of the Corporation's Common Stock will be issued on any conversion. In the event that Holder of this Note is entitled to a faction of a share of Common Stock, the Corporation shall instead pay such holder the cash equivalent of that fractional share, computed by multiplying the fraction by the applicable Conversion Price.

6) The Corporation's Obligation to Register. If the Corporation at any time proposes to initiate a registration of its securities under the Securities Act of 1933, as amended (the "Securities Act") and thereafter to register any of its securities under the Securities Act (other than a registration effected solely to implement an employee benefit plan, a transaction to which Rule 145 of the Commission is applicable or any other form or type of registration in which Registrable Securities cannot be included pursuant to Commission rule or practice), it will give written notice to Holder of this Note of its intention to do so. If such registration is proposed to be on a form which permits inclusion of the Stock underlying the conversion of this Note, upon the written request from any Holder within 20 days after transmittal by the Corporation to the Holder of such notice, the Corporation will, subject to the limits contained in this Section, use its best efforts to cause all such Stock underlying the conversion of this Note to be registered under the Securities Act and qualified for sale under any relevant state blue sky law, all to the extent requisite to permit such sale or other disposition by Holder of the Stock so registered. Notwithstanding any other provision of this Section, if the underwriter managing such registration notifies the Holder in writing that market or economic conditions limit the amount of securities which may reasonably be expected to be sold, Holder will at a minimum be allowed to register their Stock pro rata based on the ratio of the total number of shares of Stock to be offered for sale by the Corporation to the total shares outstanding just

                                       3
                                  Initial:  entrenet /s/ JB     Company /s/ EK
                                                    --------         ----------
    prior to the  offering.  The  Corporation  and  entrenet  will enter into a
     customary   registration   agreement   setting  forth  the  terms  of  such
     registration at the time the Corporation proposes to register any shares for entrenet.

7)   Default.

         a. Events of Default. Without notice, except as expressly provided herein, the following will be deemed to be events of default:

                  i. Covenants. Failure on the part of the Corporation to observe or perform any of the covenants or agreements on the part of the Corporation contained in this Note after (A) written notice of such failure, requiring the Corporation to remedy the same, has been given to the Corporation by the Holder, and (B) such failure has continued without remedy for a period of thirty days; or

                  ii. Receivership. The entry of a decree or order of a court having jurisdiction in the matter for the appointment of a receiver and such decree or order has continued in force undischarged or unstayed for a period of one hundred twenty days; or

                  iii.Bankruptcy.  The Corporation  institutes proceedings to be adjudged a voluntary bankrupt, or consents to the filing of bankruptcy proceedings against it, or files a petition or answer or consent seeking reorganization under the National Bankruptcy Act or any other similar or applicable federal or state law, or consents to the filing of any such petition, or consents to the appointment of a receiver, liquidator, or trustee in bankruptcy, or makes a general assignment for the benefit of creditors, or admits in writing its inability to pay its debts generally as they become due; or

                  iv. Attachment.  Any judgment,  writ, or warrant of attachment or of any similar process in an amount in excess of $100,000 is entered or filed against the Corporation or against any of its property or assets and remains unpaid, unvacated, unbonded or unstayed for a period of 120 days.

         b. Acceleration of Maturity. If any one or more of the foregoing events of default occurs, the Holder, by notice in writing to the Corporation, may declare the principal of and all accrued interest on this Note then outstanding immediately due and payable without further notice or demand; provided, however, that at any time after such declaration the same may be rescinded and such event of default may be waived by the Holder by written notice to the Corporation.

         c. Payment on Acceleration. Upon any such acceleration of the maturity of this Note, the Corporation will within 90 days pay to the Holder the entire principal balance unpaid on this Note, together with accrued interest thereon to the date of such payment.

         d. Failure to Pay. If the Corporation fails to make payment to the Holder as provided in the preceding Subsection (Payment on Acceleration), the Holder will be entitled and empowered to take such measures as may be appropriate to enforce the
                                       4

                                 Initial:  entrenet /s/ JB     Company /s/ EK
                                                    --------         ----------

     Corporation's obligations under this Note, by judicial proceedings or otherwise. If suit is brought to enforce payment of this Note, the Corporation promises to pay reasonable attorneys' fees to be fixed by the Court.

8) Anti-dilution. If the Corporation elects to combine or subdivide its Common Stock, the ratio used to determine the number of new shares to be issued in exchange for the existing shares will be applied to the number of shares into which this Note may be converted as provided in this Note, and the conversion price will be appropriately adjusted.

9) No Assignment. This Note is unsecured, non-transferable and non-assignable. Holder may not sell, assign, pledge, hypothecate or otherwise transfer this Note

10) Notices. Any communication or notices may be delivered or mailed to the offices of the Corporation at its principal place of business and to the Holder at the Holder's address set forth below, or to such other addresses as the Corporation, or Holder, may designate in writing from time to time.

11) Applicable Law. This Note shall be governed by and construed in accordance with the laws of the State of California applicable to contracts between California residents entered into and so be performed entirely within the State of California.

Executed as of June 3,1997



By:
    -------------------
    Evon Kelly
    Chief Executive Officer

                                 Initial:  entrenet /s/ JB     Company /s/ EK
                                                    --------         ----------

The name and address of the registered Holder of this Note is:

entrenet Group LLC
5213 El Mercado Parkway, Suite D
Santa Rosa, California 95403